EXHIBIT 10.R

NAPCO • ALARM LOCK • CONTINENTAL ACCESS • MARKS USA 333 Bayview Avenue, Amityville, New York 11701 USA +631.842.9400 fx: 631.842-9137 NASDAQ:NSSC www.napcosecurity.com

April 25, 2024

Mr. Michael A. Carrieri

Senior Vice President of

Engineering Development

NAPCO Security Technologies, Inc.

333 Bayview Avenue

Amityville, New York 11701

Re:Employment Agreement

Dear Michael:

NAPCO is pleased to extend, and desires to formalize, a two-year Employment Agreement (from August 16, 2024 through August 15, 2026 at your annual salary of $390,497.52, but subject to discretionary salary increases and bonuses during each of your annual performance evaluations.

All other terms and conditions of your employment will remain the same as set forth in your Employment Agreement dated October 11, 2002 (with the obvious exception that the monetary values set forth in Section llI have been modified over the years). Please sign below to acknowledge your acceptance of your extended two-year Employment Agreement.

Kindest personal regards.

Sincerely,
NAPCO SECURITY TECHNOLOGIES, INC.
/s/ Richard L. Soloway
Richard L. Soloway
Chairman of the Board

Accepted By:	/s/ Michael A. Carrieri
Michael A. Carrieri

Dated:	April 27, 2024